Exhibit 99.2

Statistical Supplement
First Quarter
2006

PMA Capital Corporation
Statistical Supplement
First Quarter - 2006

Table of Contents
	Page
Consolidated Highlights:
Selected Financial Data		1
Consolidated Statements of Operations - Per Share Data		2
Consolidated Statements of Operations		3
Consolidated Balance Sheets		4
Invested Assets and Net Investment Income; Debt		5

Segment Information:
Statements of Operations - Consolidating	6 -	7
Statements of Operations - PMA Insurance Group		8
Insurance Ratios - PMA Insurance Group		9
Statements of Operations - Run-off Operations		10
Statements of Operations - Corporate & Other		11

Operating Cash Flow Information:
Operating Cash Flows - Consolidated		12
Operating Cash Flows - PMA Insurance Group		13
Operating Cash Flows - Run-off Operations		14

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool		15

Other Information:
Industry Ratings and Market Information		16

Legend:
NM - Not Meaningful

Note: Operating income (loss), which we define as GAAP net income (loss) excluding net realized investment gains and losses, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our business segments because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments. Operating income (loss)
does not replace net income (loss) as the GAAP measure of our consolidated results of operations. See page 1 for reconciliations of operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2005	2005	2005	2005	2006	Quarter
Net Premiums Written by Segment:
PMA Insurance Group	$105,474	$82,103	$116,877	$71,339	$113,390	7.5%
Run-off Operations	4,929	1,504	789	3,028	606	-87.7%
Corporate & Other	(194)	(220)	(195)	(209)	(168)	13.4%
Net premiums written	$110,209	$83,387	$117,471	$74,158	$113,828	3.3%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$6,612	$4,941	$6,600	$3,867	$8,141	23.1%
Run-off Operations	(29,646)	1,133	(258)	1,838	161	NM
Corporate & Other	(6,167)	(5,721)	(5,609)	(6,722)	(6,139)	0.5%
Pre-tax operating income (loss)	(29,201)	353	733	(1,017)	2,163	NM
Net realized investment gains (losses)	2,983	(265)	483	(1,084)	1,818	-39.1%
Pre-tax income (loss)	(26,218)	88	1,216	(2,101)	3,981	NM
Income tax expense (benefit)	(5,667)	71	476	(875)	1,500	NM
Net income (loss)	$(20,551)	$17	$740	$(1,226)	$2,481	NM
After-tax operating income (loss)	$(22,490)	$189	$426	$(521)	$1,299	NM

Diluted Earnings (Loss) Per Share:
Net income (loss)	$(0.65)	$-	$0.02	$(0.04)	$0.08	NM
Less the impact of:
Realized gains (losses) after tax	0.06	(0.01)	0.01	(0.02)	0.04	-33.3%
After-tax operating income (loss)	$(0.71)	$0.01	$0.01	$(0.02)	$0.04	NM

Capitalization:
Debt	$208,294	$208,586	$216,808	$196,181	$189,181	-9.2%
Shareholders' equity excluding FAS 115 unrealized gain (loss)	412,349	412,330	413,513	409,019	413,516	0.3%
Total capitalization excluding FAS 115 unrealized gain (loss)	620,643	620,916	630,321	605,200	602,697	-2.9%
FAS 115 unrealized gain (loss)	1,539	17,266	1,151	(2,796)	(13,941)	NM
Total capitalization including FAS 115 unrealized gain (loss)	$622,182	$638,182	$631,472	$602,404	$588,756	-5.4%

Book Value Per Share:
Excluding FAS 115 unrealized gain (loss)	$12.95	$12.93	$12.94	$12.79	$12.83	-0.9%
Including FAS 115 unrealized gain (loss)	$13.00	$13.47	$12.98	$12.70	$12.39	-4.7%

Debt to Total Capital:
Excluding FAS 115 unrealized gain (loss)	33.6%	33.6%	34.4%	32.4%	31.4%	-6.5%
Including FAS 115 unrealized gain (loss)	33.5%	32.7%	34.3%	32.6%	32.1%	-4.2%

Interest Coverage:
Income before interest and income taxes
to interest expense	NM	1.02	1.30	0.47	2.03	NM

Operating income before interest and income taxes
to interest expense	NM	1.09	1.18	0.75	1.56	NM

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2005	2005	2005	2005	2006

Diluted Earnings (Loss) Per Share:

Net income (loss)	$(0.65)	$-	$0.02	$(0.04)	$0.08

Pre-tax operating income (loss)	$(0.93)	$0.01	$0.02	$(0.03)	$0.07

After-tax operating income (loss)	$(0.71)	$0.01	$0.01	$(0.02)	$0.04

Diluted weighted average common
shares outstanding	31,393,684	32,015,127	32,244,295	31,833,384	32,405,934

Dividends declared:
Class A Common stock	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	31,835,136	31,885,541	31,956,983	31,983,283	32,239,288

Class A Common Stock prices:
High	$10.65	$9.00	$9.50	$9.73	$10.43
Low	$7.05	$5.91	$7.83	$7.99	$8.68
Close	$8.00	$8.83	$8.78	$9.13	$10.18

PMA Capital Corporation
Consolidated Statements of Operations
(In Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2005	2005	2005	2005	2006	Quarter

Gross Premiums Written	$121,313	$95,069	$130,106	$87,240	$133,967	10.4%

Net Premiums Written	$110,209	$83,387	$117,471	$74,158	$113,828	3.3%

Revenues:
Net premiums earned	$87,723	$88,720	$92,223	$99,364	$91,659	4.5%
Net investment income	11,712	12,542	12,648	11,761	11,400	-2.7%
Net realized investment gains (losses)	2,983	(265)	483	(1,084)	1,818	-39.1%
Other revenues	6,192	4,939	6,209	6,946	7,104	14.7%
Total revenues	108,610	105,936	111,563	116,987	111,981	3.1%

Expenses:
Losses and loss adjustment expenses	93,988	63,261	68,112	69,713	65,393	-30.4%
Acquisition expenses	18,671	17,983	19,691	19,536	17,325	-7.2%
Operating expenses	17,698	18,802	17,872	23,499	19,987	12.9%
Dividends to policyholders	502	1,762	567	2,343	1,422	NM
Interest expense	3,969	4,040	4,105	3,997	3,873	-2.4%
Total losses and expenses	134,828	105,848	110,347	119,088	108,000	-19.9%

Pre-tax income (loss)	(26,218)	88	1,216	(2,101)	3,981	NM

Income tax expense (benefit):
Current	-	-	-	-	-	NM
Deferred	(5,667)	71	476	(875)	1,500	NM

Total income tax expense (benefit)	(5,667)	71	476	(875)	1,500	NM

Net income (loss)	$(20,551)	$17	$740	$(1,226)	$2,481	NM

Pre-tax operating income (loss)	$(29,201)	$353	$733	$(1,017)	$2,163	NM

After-tax operating income (loss)	$(22,490)	$189	$426	$(521)	$1,299	NM

PMA Capital Corporation
Consolidated Balance Sheets
(In Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2005	2005	2005	2005	2006

Assets:
Investments in fixed maturities available for sale	$1,283,406	$1,256,169	$1,184,301	$1,049,254	$994,972
Short-term investments	60,325	61,058	67,636	57,997	63,641
Short-term investments, loaned securities collateral	102,620	90,114	63,751	-	9,991
Total investments	1,446,351	1,407,341	1,315,688	1,107,251	1,068,604

Cash	49,921	30,464	43,282	30,239	13,667
Accrued investment income	15,188	14,147	13,703	11,528	11,395
Premiums receivable	208,748	183,713	212,847	197,582	209,354
Reinsurance receivables	1,129,507	1,129,857	1,115,953	1,094,674	1,086,830
Deferred income taxes	98,714	90,301	98,568	103,656	107,908
Deferred acquisition costs	35,138	34,655	39,432	34,236	39,308
Funds held by reinsureds	146,674	150,078	153,064	146,374	148,512
Other assets	167,200	169,028	167,192	162,505	179,061
Total assets	$3,297,441	$3,209,584	$3,159,729	$2,888,045	$2,864,639

Liabilities:
Unpaid losses and loss adjustment expenses	$2,077,599	$2,005,386	$1,966,907	$1,820,043	$1,776,822
Unearned premiums	177,415	175,025	199,153	173,432	199,129
Debt	208,294	208,586	216,808	196,181	189,181
Accounts payable, accrued expenses
and other liabilities	200,350	191,309	198,441	209,654	205,114
Funds held under reinsurance treaties	112,712	105,572	96,067	78,058	79,815
Dividends to policyholders	4,580	3,992	3,931	4,452	4,998
Payable under securities loan agreements	102,603	90,118	63,758	2	10,005
Total liabilities	2,883,553	2,779,988	2,745,065	2,481,822	2,465,064

Shareholders' Equity:
Class A Common stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	109,331	109,331	109,331	109,331	110,042
Retained earnings	189,335	188,532	188,409	187,265	185,393
Accumulated other comprehensive income (loss)	(14,116)	1,377	(14,861)	(22,684)	(33,358)
Treasury stock, at cost	(41,752)	(40,734)	(39,305)	(38,779)	(33,592)
Total shareholders' equity	413,888	429,596	414,664	406,223	399,575
Total liabilities and shareholders' equity	$3,297,441	$3,209,584	$3,159,729	$2,888,045	$2,864,639

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollars in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2005	2005	2005	2005	2006

Total Investments & Cash
As reported	$1,496,272	$1,437,805	$1,358,970	$1,137,490	$1,082,271
Less:
Securities lending activity	102,603	90,118	63,758	2	10,005
Unrealized gain (loss)	2,368	26,563	1,771	(4,302)	(21,448)
Total adjusted investments & cash	$1,391,301	$1,321,124	$1,293,441	$1,141,790	$1,093,714

Net Investment Income
As reported	$11,712	$12,542	$12,648	$11,761	$11,400
Funds held:
Assumed	187	129	535	545	335
Ceded	(2,437)	(1,871)	(1,694)	(1,897)	(1,519)
Total funds held	(2,250)	(1,742)	(1,159)	(1,352)	(1,184)

Total adjusted investment income	$13,962	$14,284	$13,807	$13,113	$12,584

Yield
As reported	3.17%	3.42%	3.62%	3.77%	4.11%
Investment portfolio	3.94%	4.21%	4.22%	4.31%	4.50%

Duration (in years)	3.8	3.9	3.7	3.7	3.7

PMA Capital Corporation
Debt
(Dollars in Thousands)

	Amount
	Outstanding	Maturity
6.50% convertible debt	$68,047	2022[1]
Derivative component of 6.50% convertible debt	10,973
4.25% convertible debt	655	2022[2]
8.50% senior notes	57,500	2018
Junior subordinated debt [3]	43,816	2033
Surplus notes [4]	10,000	2035
Unamortized debt discount	(1,810)
Total long-term debt	$189,181

[1]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on June 30, 2009 at 114% of the principal amount. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share for $64.1 million principal amount and $15.891 per share for $3.9 million principal amount.

[2]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2006, 2008, 2010, 2012 and 2017. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

[3]	Weighted average interest rate on junior subordinated debt is 8.95% as of March 31, 2006.
[4]	Interest rate on surplus notes is 9.18% as of March 31, 2006.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended March 31, 2006
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$133,737	$(168)	$398	$133,967

Net Premiums Written	$113,390	$(168)	$606	$113,828

Revenues:
Net premiums earned	$91,221	$(168)	$606	$91,659
Net investment income	8,559	(360)	3,201	11,400
Other revenues	7,074	30	-	7,104
Operating revenues	106,854	(498)	3,807	110,163

Losses and Expenses:
Losses and loss adjustment expenses	64,519	-	874	65,393
Acquisition expenses	18,219	-	(894)	17,325
Operating expenses	14,325	1,996	3,666	19,987
Dividends to policyholders	1,422	-	-	1,422
Total losses and expenses	98,485	1,996	3,646	104,127

Operating income (loss) before income taxes
and interest expense	8,369	(2,494)	161	6,036

Interest expense	228	3,645	-	3,873

Pre-tax operating income (loss)	$8,141	$(6,139)	$161	2,163

Net realized investment gains				1,818

Pre-tax income				$3,981

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended March 31, 2005
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$116,272	$(194)	$5,235	$121,313

Net Premiums Written	$105,474	$(194)	$4,929	$110,209

Revenues:
Net premiums earned	$84,700	$(194)	$3,217	$87,723
Net investment income	7,541	271	3,900	11,712
Other revenues	5,965	227	-	6,192
Operating revenues	98,206	304	7,117	105,627

Losses and Expenses:
Losses and loss adjustment expenses	62,218	-	31,770	93,988
Acquisition expenses	16,767	-	1,904	18,671
Operating expenses	12,107	2,502	3,089	17,698
Dividends to policyholders	502	-	-	502
Total losses and expenses	91,594	2,502	36,763	130,859

Operating income (loss) before income taxes
and interest expense	6,612	(2,198)	(29,646)	(25,232)

Interest expense	-	3,969	-	3,969

Pre-tax operating income (loss)	$6,612	$(6,167)	$(29,646)	(29,201)

Net realized investment gains				2,983

Pre-tax loss				$(26,218)

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2005	2005	2005	2005	2006	Quarter

Gross Premiums Written	$116,272	$93,680	$129,163	$82,490	$133,737	15.0%

Net Premiums Written	$105,474	$82,103	$116,877	$71,339	$113,390	7.5%

Revenues:
Net premiums earned	$84,700	$85,541	$92,214	$96,187	$91,221	7.7%
Net investment income	7,541	7,716	8,160	8,328	8,559	13.5%
Other revenues	5,965	4,906	6,172	6,837	7,074	18.6%
Total revenues	98,206	98,163	106,546	111,352	106,854	8.8%

Losses and Expenses:
Losses and loss adjustment expenses	62,218	61,331	67,995	68,732	64,519	3.7%
Acquisition expenses	16,767	17,254	18,279	18,998	18,219	8.7%
Operating expenses	12,107	12,875	13,100	17,191	14,325	18.3%
Dividends to policyholders	502	1,762	567	2,343	1,422	NM
Total losses and expenses	91,594	93,222	99,941	107,264	98,485	7.5%

Operating income before income taxes
and interest expense	6,612	4,941	6,605	4,088	8,369	26.6%

Interest expense	-	-	5	221	228	NM

Pre-tax operating income	$6,612	$4,941	$6,600	$3,867	$8,141	23.1%

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group

	1st	2nd	3rd	4th	1st	Point Chg.
	Quarter	Quarter	Quarter	Quarter	Quarter	1st Quarter
	2005	2005	2005	2005	2006	Better (Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	73.5%	71.7%	73.7%	71.5%	70.7%	2.8

Expense ratio:
Acquisition expenses	19.8%	20.2%	19.8%	19.8%	20.0%	(0.2)
Operating expenses [1]	9.5%	10.3%	9.2%	12.5%	9.8%	(0.3)
Total expense ratio	29.3%	30.5%	29.0%	32.3%	29.8%	(0.5)

Policyholders' dividend ratio	0.6%	2.1%	0.6%	2.4%	1.6%	(1.0)
Combined ratio	103.4%	104.3%	103.3%	106.2%	102.1%	1.3

Net investment income ratio	-8.9%	-9.0%	-8.8%	-8.7%	-9.4%	0.5
Operating ratio	94.5%	95.3%	94.5%	97.5%	92.7%	1.8

[1] The operating expense ratio equals insurance-related operating expenses divided by net premiums earned. Insurance-related operating expenses were $8.0 million, $8.9 million, $8.4 million, $12.1 million and $8.9 million for the first, second, third and fourth quarters of 2005 and the first quarter of 2006, respectively.

PMA Capital Corporation
Statements of Operations - Run-off Operations
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2005	2005	2005	2005	2006	Quarter

Gross Premiums Written	$5,235	$1,609	$1,138	$4,959	$398	-92.4%

Net Premiums Written	$4,929	$1,504	$789	$3,028	$606	-87.7%

Revenues:
Net premiums earned	$3,217	$3,399	$204	$3,386	$606	-81.2%
Net investment income	3,900	4,569	4,217	3,652	3,201	-17.9%
Total revenues	7,117	7,968	4,421	7,038	3,807	-46.5%

Losses and Expenses:
Losses and loss adjustment expenses	31,770	1,930	117	981	874	-97.2%
Acquisition expenses	1,904	729	1,412	538	(894)	NM
Operating expenses	3,089	4,176	3,150	3,681	3,666	18.7%
Total losses and expenses	36,763	6,835	4,679	5,200	3,646	-90.1%

Pre-tax operating income (loss)	$(29,646)	$1,133	$(258)	$1,838	$161	NM

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2005	2005	2005	2005	2006	Quarter

Gross Premiums Written	$(194)	$(220)	$(195)	$(209)	$(168)	13.4%

Net Premiums Written	$(194)	$(220)	$(195)	$(209)	$(168)	13.4%

Revenues:
Net premiums earned	$(194)	$(220)	$(195)	$(209)	$(168)	13.4%
Net investment income	271	257	271	(219)	(360)	NM
Other revenues	227	33	37	109	30	-86.8%
Total revenues	304	70	113	(319)	(498)	NM

Losses and Expenses:
Operating expenses	2,502	1,751	1,622	2,627	1,996	-20.2%
Total losses and expenses	2,502	1,751	1,622	2,627	1,996	-20.2%

Operating loss before income taxes,
and interest expense	(2,198)	(1,681)	(1,509)	(2,946)	(2,494)	-13.5%

Interest expense	3,969	4,040	4,100	3,776	3,645	-8.2%

Pre-tax operating loss	$(6,167)	$(5,721)	$(5,609)	$(6,722)	$(6,139)	0.5%

PMA Capital Corporation
Operating Cash Flows - Consolidated
(In Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2005	2005	2005	2005	2006

Receipts:
Premiums and other revenues collected	$96,675	$108,706	$90,858	$98,661	$104,991
Investment income received	14,814	14,656	15,942	16,393	15,368
Total receipts	111,489	123,362	106,800	115,054	120,359

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	3,812	14,240	16,593	20,720	3,496
Losses and LAE paid - prior years	112,312	134,182	86,329	174,212	92,597
Total losses and LAE paid	116,124	148,422	102,922	194,932	96,093
Insurance operating expenses paid	38,632	39,585	39,009	27,271	46,203
Policyholders' dividends paid	2,115	1,284	820	531	246
Interest on corporate debt	4,387	1,987	5,327	2,197	4,791
Total disbursements	161,258	191,278	148,078	224,931	147,333

Net other	7,258	1,046	3,564	(15,349)	(12,368)

Net operating cash flows	$(42,511)	$(66,870)	$(37,714)	$(125,226)	$(39,342)

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group
(In Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2005	2005	2005	2005	2006

Receipts:
Premiums and other revenues collected	$93,148	$100,170	$91,212	$97,910	$99,740
Investment income received	9,404	9,682	10,262	10,606	10,479
Total receipts	102,552	109,852	101,474	108,516	110,219

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	3,810	14,233	16,584	20,720	3,496
Losses and LAE paid - prior years	72,999	69,276	55,520	43,853	65,113
Losses and LAE	76,809	83,509	72,104	64,573	68,609
Insurance operating expenses paid	34,238	36,988	33,988	23,305	42,110
Policyholders' dividends paid	2,115	1,284	820	531	246
Total disbursements	113,162	121,781	106,912	88,409	110,965

Net other	13,760	2,002	6,012	(18,822)	(6,600)

Net operating cash flows	$3,150	$(9,927)	$574	$1,285	$(7,346)

PMA Capital Corporation
Operating Cash Flows - Run-off Operations
(In Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2005	2005	2005	2005	2006

Receipts:
Premiums collected	$3,527	$8,536	$(354)	$751	$5,251
Investment income received	5,410	4,974	5,680	5,787	4,889
Total receipts	8,937	13,510	5,326	6,538	10,140

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	2	7	9	-	-
Losses and LAE paid - prior years	39,313	64,906	30,809	130,359	27,484
Total losses and LAE paid	39,315	64,913	30,818	130,359	27,484
Insurance operating expenses paid	4,394	2,597	5,021	3,966	4,093
Total disbursements	43,709	67,510	35,839	134,325	31,577

Net other	(74)	(4,890)	(1,912)	4,004	1,083

Net operating cash flows	$(34,846)	$(58,890)	$(32,425)	$(123,783)	$(20,354)

PMA Capital Corporation
Statutory Surplus
(In Thousands)

	1st	2nd	3rd		4th		1st
	Quarter	Quarter	Quarter		Quarter		Quarter
	2005	2005	2005		2005		2006[1]

PMA Pool [2]	$298,686	$299,219	$311,802	[5]	$315,056	[5]	$316,726	[4,5]
PMA Capital Insurance Company [3]	218,322	215,348	210,663		204,920		203,261	[4]

PMA Capital Corporation
Statutory Financial Information - PMA Pool 2
(In Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2005	2005	2005	2005	2006[1]

Net Premiums Written:
Workers' Compensation & Integrated Disability	$94,737	$70,944	$101,435	$63,086	$100,096
Other Commercial Lines	10,787	10,998	13,487	4,723	11,048
Total - PMA Pool	$105,524	$81,942	$114,922	$67,809	$111,144

Statutory Ratios:
Loss and LAE ratio	73.3%	73.0%	73.3%	73.0%	71.5%
Underwriting expense ratio	25.2%	30.2%	25.1%	32.5%	24.6%
Policyholders' dividend ratio	0.9%	0.8%	0.8%	1.1%	0.9%
Combined ratio	99.4%	104.0%	99.2%	106.6%	97.0%
Operating ratio	91.2%	95.2%	91.2%	98.6%	88.4%

[1]	Estimated.
[2]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[3]	In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is currently in run-off.
[4]	Includes unassigned surplus of $137.4 million and $9.7 million for the PMA Pool and PMA Capital Insurance Company, respectively.
[5]	Includes $10 million related to surplus notes.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:	Inquiries:
American Stock Transfer & Trust Company	William E. Hitselberger
Shareholder Relations	Chief Financial Officer
59 Maiden Lane – Plaza Level	215.665.5070
New York, NY 10038	e-mail: bhitselberger@pmacapital.com
www.amstock.com
Investor Relations
Phone Inquiries:	215.665.5046
800.937.5449	investorrelations@pmacapital.com

Email Inquiries:	Company Website:
info@amstock.com	www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed on the NASDAQ Stock Market ®. It trades under the stock symbol: PMACA.

Financial Strength Ratings (as of 5/05/2006):

	A.M. Best	Moody's
PMA Pool [1]	A- (4th of 16)	Ba1 (11th of 21)
PMA Capital Insurance Company [2]	B+ (6th of 16)	B1 (14th of 21)

[1]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[2]	In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is in run-off.